UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K/A
                         Amendment No. 1

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           July 8, 2002
         Date of Report (Date of earliest event reported)



                        WHOLE LIVING, INC.
      (Exact name of registrant as specified in its charter)

Nevada                            000-26973                 87-0621709
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


  629 East 730 South, Suite 201, American Fork, Utah      84003
   (Address of principal executive offices)                (Zip code)


          Registrant's telephone number  (801) 772-3300

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements.

      The audited financial statements of Vestrio Corporation from inception on August 31, 2001 through December 31, 2001 are attached.

(b)   Pro Forma Financial Information.

      The accompanying unaudited pro forma consolidated financial statements have been prepared by management of Whole Living and give effect to the acquisition of Vestrio. The unaudited pro forma financial statements assume that the companies were together as of December 31, 2001.
      The pro forma adjustments include assumptions and preliminary estimates and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated, and may not be indicative of financial results that may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and with the historical financial information of Vestrio included in this 8-K.

(c)   Exhibits.

2.1 Agreement and Plan of Reorganization between Whole Living and Vestrio, dated July 8, 2002 (Filed July 11, 2002)

                       Vestrio Corporation

                       FINANCIAL STATEMENTS

                        December 31, 2001

                         C O N T E N T S


Auditors' Report...........................................................3

 Balance Sheet.............................................................4

 Statements of Operation...................................................5

 Statements of Stockholders' Equity........................................6

 Statements of Cash Flows..................................................7

Notes to the  Financial Statements.........................................8

                      CHISHOLM & ASSOCIATES
A Professional           Certified Public Accountants    Office (801)292-8756
Corporation                    P.O. Box 540216             Fax (801) 292-8809
                   North Salt Lake, Utah 84054
_____________________________________________________________________________


                   INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Vestrio Corporation

We have audited the accompanying balance sheet of Vestrio Corporation as of December 31, 2001 and the related statements of operations, stockholders' equity and cash flows from inception on August 31, 2001 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vestrio Corporation of December 31, 2001and the results of its operations and cash flows from inception on August 31, 2001 through December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4, the Company has a net loss and negative working capital which raises substantial doubt about its ability to continue as a going concern. Management's plans in those matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ Chisholm & Associates

Chisholm & Associates
North Salt Lake, Utah
August 30, 2002

                       Vestrio Corporation
                    Consolidated Balance Sheet



                   ASSETS

                                                             December 31,
                                                                2001
                                                            -------------
CURRENT ASSETS
  Cash                                                      $     24,358
  Accounts Receivable                                              1,155
                                                            -------------
Total Current Assets                                              25,513
                                                            -------------

PROPERTY & EQUIPMENT, NET                                         17,525
                                                            -------------

  TOTAL ASSETS                                              $     43,038
                                                            =============



         LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
  Accounts Payable                                          $    156,021
  Accrued Expenses                                                43,016
  Current Portion of Long-Term Liabilities                       100,000
                                                            -------------
Total Current Liabilities                                        299,037
                                                            -------------
LONG-TERM LIABILITIES
  Notes Payable                                                  125,000
  Less Current Portion                                          (100,000)
                                                            -------------
Total Long Term Liabilities                                       25,000
                                                            -------------

  Total Liabilities                                              324,037
                                                            -------------
STOCKHOLDERS' EQUITY
  Preferred Stock, $.001 Par Value; 200,000 Shares
    Authorized; No Shares Issued or Outstanding                        -
  Common Stock, $.001 Par Value; 1,000,000 Shares
    Authorized; 100,000 Shares Issued and Outstanding                100
  Additional Paid-In Capital                                           -
  Retained Deficit                                              (281,099)
                                                            -------------
Total Stockholders' Equity                                      (280,999)
                                                            -------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $     43,038
                                                            =============




The accompanying notes are an integrated part of these financial statements.

                       Vestrio Corporation
               Consolidated Statement of Operations

                                                                From
                                                            Inception on
                                                           August 31, 2001
                                                               Through
                                                             December 31,
                                                                2001
                                                            -------------

Sales                                                       $    473,649
Cost Of Goods Sold                                               225,334
                                                            -------------

Gross Profit                                                     248,315
                                                            -------------
Operating Expenses
  General & Administrative Expenses                              523,137
                                                            -------------
    Total Operating Expenses                                     523,137
                                                            -------------

OPERATING INCOME (LOSS)                                         (274,822)

OTHER INCOME(EXPENSE)
  Interest Expense                                                (6,277)
                                                            -------------
    Total Other Income(Expense)                                   (6,277)
                                                            -------------

NET INCOME(LOSS)                                            $   (281,099)
                                                            =============

WEIGHTED AVERAGE INCOME(LOSS) PER SHARE                     $      (2.81)
                                                            =============

WEIGHTED AVERAGE SHARES OUTSTANDING                              100,000
                                                            =============








The accompanying notes are an integral part of these financial statements

                       Vestrio Corporation
          Consolidated Statement of Stockholders' Equity
   From Inception on August 31, 2001 Through December 31, 2001


                                                                  Retained
                                                                  Paid in
                                                                  Earnings
                             Shares       Amount      Capital    (Deficit)
                           ----------- ------------ ------------ -------------
Balance at inception                -  $         -  $         -  $         -

September 2001 - Stock
issued for cash at $.001      100,000          100            -            -

Net loss for the from
inception on August 31,
2001 through December
31, 2001                            -            -            -      (281,099)
                           ----------- ------------ ------------ -------------

Balance, December 31, 2001    100,000  $       100  $         -  $   (281,099)
                           =========== ============ ============ =============



The accompanying notes are an integral part of these financial statements

                       Vestrio Corporation
               Consolidated Statement of Cash Flows



                                                                From
                                                            Inception on
                                                           August 31, 2001
                                                               Through
                                                             December 31,
                                                                2001
                                                            -------------

Cash Flows From Operating Activities
 Net Income(Loss)                                           $   (281,099)
 Adjustments to Reconcile Net Income(Loss) to
  Net Cash Provided(Used) in Operating Actvities:
    Depreciation & Amortization                                      650
 Change in Assets and Liabilities
   (Increase) Decrease in:
     Accounts Receivable                                          (1,155)
    Increase (Decrease) in:
     Accounts Payable and Accrued Expenses                       199,037
                                                            -------------
      Net Cash Provided(Used) by Operating Activities            (82,567)
                                                            -------------

Cash Flows from Investing Activities
  Payments for Property & Equipment                              (18,175)
                                                            -------------
      Net Cash Provided(Used) by Investing Activities            (18,175)
                                                            -------------


Cash Flows from Financing Activities
  Proceeds from Note Payable                                     125,000
  Proceeds from Issuance of Common Stock                             100
                                                            -------------
      Net Cash Provided(Used) by Financing Activities            125,100
                                                            -------------

Increase in Cash                                                  24,358

Cash and Cash Equivalents at Beginning of Period                       -
                                                            -------------

Cash and Cash Equivalents at End of Period                  $     24,358
                                                            =============

Supplemental Disclosures of Cash Flow Information:

Cash Paid for:

  Interest                                                  $        277
                                                            =============
  Income Taxes                                              $          -
                                                            =============


The accompanying notes are an integral part of these financial statements

                       Vestrio Corporation
                Notes to the  Financial Statements
                        December 31, 2001


NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      a.  Organization

      Vestrio Corporation (the Company) was incorporated on August 31, 2001 as Online Investor Network, Inc. in the state of Utah. The Company changed their name to Vestrio Corporation on March 31, 2002. The Company currently employs a network marketing system to sell its products to customers and independent distributors. The Company relies on independent distributors to sponsor new distributors.

     b.  Recognition of Revenue

      The Company recognizes income and expense on the accrual basis of accounting.

      c.  Earnings (Loss) Per Share

      The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                                       Income(loss)   Shares     Per-Share
                                       (Numerator) (Denominator)   Amount
                                      ------------ ------------ -------------
 For the year ended December 31, 2001:

     Basic EPS
     Income (loss) to common
      stockholders                    $  (281,099)     100,000  $      (2.81)
                                      ============ ============ =============

      There are no reconciling items to net income for the computation of earnings per share.

      d.  Provision for Income Taxes

      No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $281,099 that will be offset against future taxable income. Since the Company has yet to prove they can generate taxable income, a valuation account has been created to eliminate the deferred tax asset.

      Deferred tax assets and the valuation account is as follows at December 31, 2001:

      NOL carryforward                                $      70,000
      Valuation allowance                                   (70,000)
                                                      --------------
                                                      $           -
                                                      ==============

                       Vestrio Corporation
                Notes to the Financial Statements
                        December 31, 2001


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      e.  Cash and Cash Equivalents

      The company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

      f.  Property and Equipment

      Expenditures for property and equipment and for renewals and betterments, which extend the originally estimated economic life of assets or convert the assets to a new use, are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. When items are disposed of, the cost and accumulated depreciation are eliminated from the accounts, and any gain or loss is included in the results of operations.

      The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the period ended December 31, 2001 is $650.

      In accordance with Financial Accounting Standards Board Statement No.121, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At December 31, 2001 no impairments were recognized.

      g.  Fair Value of Financial Instruments

      Unless otherwise indicated, the fair values of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

      h.  Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect the amounts reported in the financial statements and accompanying notes. In these financial statements, assets, liabilities and earnings involve extensive reliance on managements estimates. actual results could differ from those estimates.

                       Vestrio Corporation
                Notes to the Financial Statements
                        December 31, 2001


NOTE 2 - PROPERTY AND EQUIPMENT

      Property and equipment consists of the following at December 31, 2001:

                 Equipment                               $      18,175
                     Less:  Accumulated depreciation              (650)
                                                         --------------

                  Total Property & Equipment             $      17,525
                                                         ==============

NOTE 3 - lONG-TERM LIABILITIES

      Long Term Liabilities are detailed as follows as of December 31, 2001:

      Note payable to an individual, bears
      interest at 20%, due February 2003                 $     125,000

      Less: Current Portion                                   (100,000)
                                                         --------------

        Total Long-Term Liabilities                      $      25,000
                                                         ==============

      Future minimum principal payments are as follows at December 31, 2001:


            2002                                         $     100,000
            2003                                                25,000
                                                         --------------

            Total                                        $     125,000
                                                         ==============

NOTE 4 - GOING CONCERN

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a net loss, negative working capital and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to become a subsidiary of a public company and to institute an overall budget that is more in line with industry standards. This plan includes adjustments to the commission plan, a reduction in force, re-negotiations of certain contracts for products and data feeds and a reduction in the sales and marketing budget. Management anticipates that these changes will require several months for complete implementation and will rely on additional funding until all these changes have been implemented.

                       Vestrio Corporation
                Notes to the Financial Statements
                        December 31, 2001


NOTE 5 - COMMITMENTS AND CONTINGENCIES - RELATED PARTY

      In September 2001, the Company entered into a license agreement with Wall Street Mentors, Inc. (Wall Street), a related party. Wall Street is a related party since shareholders of the Company are also officers and shareholders of Wall Street. Per the agreement, the Company must pay $5.00 per subscriber for the first 2,000 subscribers, $4.50 per subscriber for the next 3,000 (2001 to 5,000) subscribers, $4.00 per subscriber for the next 3,000 (5,001 to 8,000) subscribers, $3.50 for the next 3,000 (8,001 to 11,000)
subscribers and $2.50 per subscriber for all other subscribers (over 11,000).

      In September 2001, the Company entered into a license agreement with Simple Online Solutions, LLC (Simple Online), a related party. Simple Online is a related party since shareholders of the Company are also officers and
shareholders of Simple Online.   Per the agreement, the Company must pay
$14.00 per month for each customer which remains an active subscriber to the WS Mentor Center website and they pay for the subscription service to the Company.

      As of December 31, 2001, no payments were made under these license agreements.

NOTE 6 - SUBSEQUENT EVENT

      In May 2002, the board of directors of the Company authorized a Plan of Reorganization. Pursuant to the plan, Whole Living, Inc. ( a public Nevada corporation) exchanged 6,000,000 shares of their common stock for all of the outstanding shares of common stock of the Company thus making the Company a wholly owned subsidiary.

                        WHOLE LIVING, INC.


                            PROFORMA
                           CONSOLIDATED
                       FINANCIAL STATEMENTS

                          JUNE 30, 2002



                                Whole Living, Inc.
                       Proforma Consolidated Balance Sheet



                                      Whole         Vestrio                                 Proforma
                                      Living, Inc.  Corporation           Proforma          Consolidated
                                      Balance       Balance              Adjustments        Balance
                                      12/31/01      12/31/01           DR           CR      12/31/01
                                      ------------- ------------- ------------ ------------ -------------


                                 Assets

Current Assets
  Cash                                $     96,232  $     24,358                             $   120,590
  Accounts Receivable                       50,000         1,155                                  51,155
  Receivable - Other                        19,855             -                                  19,855
  Inventory                                511,846             -                                 511,846
  Prepaid Expenses                          20,167             -                                  20,167
                                      ------------- -------------                           -------------

  Total Current Assets                     698,100        25,513                                 723,613
                                      ------------- -------------                           -------------

  Property and Equipment, Net              347,206        17,525                                 364,731
                                      ------------- -------------                           -------------
Other Assets
  Goodwill                                  17,318             -    2,909,900                  2,927,218
  Deposits                                  55,010             -                                  55,010
                                      ------------- -------------                           -------------

  Total Other Assets                        72,328             -                               2,982,228
                                      ------------- -------------                           -------------

  Total Assets                        $  1,117,634  $     43,038                            $  4,070,572
                                      ============= =============                           =============



                      Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable & Accrued Expenses $    848,595  $    199,037                            $  1,047,632
  Current Portion of Long-Term
   Liabilities                             544,533       100,000                                 644,533
                                      ------------- -------------                           -------------

  Total Current Liabilities              1,393,128       299,037                               1,692,165
                                      ------------- -------------                           -------------
Long-Term Liabilities
  Notes Payable - Related Party            544,453             -                                 544,453
  Notes Payable                                  -       125,000                                 125,000
  Capital Lease Obligations                     80             -                                      80
  Less: Current Portion of
    Long-Term Debt                        (544,533)     (100,000)                               (644,533)
                                      ------------- -------------                           -------------

  Total Long-Term Liabilities                    -        25,000                                  25,000
                                      ------------- -------------                           -------------
Stockholders' Equity
  Common Stock, authorized 50,000,000
   shares, $.001 par value, 30,004,340
   shares issued and outstanding            24,005           100          100        6,000        30,005
  Additional Paid in Capital             7,742,831             -                 2,904,000    10,646,831
  Retained Earnings                     (7,842,330)     (281,099)                             (8,123,429)
  Subscription Receivable                 (200,000)            -                                (200,000)
                                      ------------- -------------                           -------------

  Total Stockholders Equity               (275,494)     (280,999)                              2,353,407
                                      ------------- -------------                           -------------
  Total Liabilities and
   Stockholders Equity                $  1,117,634  $     43,038                            $  4,070,572
                                      ============= =============                           =============







                                Whole Living, Inc.
                         Proforma Statement of Operations


                                      Whole         Vestrio
                                      Living, Inc.  Corporation
                                      January 1,    For January 1,                          Proforma
                                      2002          2002                                    Consolidated
                                      through       through                Proforma         Balance
                                      June 30,      June 30,             Adjustments        June 30,
                                      2002          2002              DR             CR     2002
                                      ------------- ------------- ------------ ------------ -------------
                                      (audited)     (audited)                               (audited)

Revenues                              $  3,192,902  $  3,650,030                            $  6,842,932
                                      ------------- -------------                           -------------

Cost of Goods Sold                       2,151,207       246,037                               2,397,244
                                      ------------- -------------                           -------------

Gross Profit (Loss)                      1,041,695     3,403,993                               4,445,688
                                      ------------- -------------                           -------------
Operating Expenses
Selling, General & Administrative        1,862,653     4,427,228                               6,289,881
                                      ------------- -------------                           -------------

Total Operating Expenses                (1,862,653)   (4,427,228)                              6,289,881
                                      ------------- -------------                           -------------
  Income (Loss) from
   Continuing Operations                  (820,958)   (1,023,235)                             (1,844,193)

Other Income (Expense)                     (54,263)      (12,906)                                (67,169)
                                      ------------- -------------                           -------------

Net (Loss)                            $   (875,221) $ (1,036,141)                           $ (1,911,362)
                                      ============= =============                           =============








                                Whole Living, Inc.
                            Proforma Statement of Operations



                                      Whole         Vestrio
                                      Living, Inc.  Corporation
                                      January 1,    For January 1,                          Proforma
                                      2001          2001                                    Consolidated
                                      through       through                Proforma         Balance
                                      December 31,  December 31,         Adjustments        December 31,
                                      2001          2001              DR             CR     2001
                                      ------------- ------------- ------------ ------------ -------------
                                      (audited)     (audited)                               (audited)

Revenues                              $  5,965,325  $    473,649                            $  6,438,974
                                      ------------- -------------                           -------------

Cost of Goods Sold                       4,339,104         8,155                               4,347,259
                                      ------------- -------------                           -------------

Gross Profit (Loss)                      1,626,221       465,494                               2,091,715
                                      ------------- -------------                           -------------
Operating Expenses
Selling, General & Administrative        5,578,480       740,316                               6,318,796
                                      ------------- -------------                           -------------

Total Operating Expenses                (5,578,480)     (740,316)                              6,318,796
                                      ------------- -------------                           -------------

  Income (Loss) from Operations         (3,952,259)     (274,822)                             (4,227,081)


Other Income (Expense)                     (14,138)       (6,277)                                (20,415)
                                      ------------- -------------                           -------------

Net (Loss)                            $ (3,966,397) $   (281,099)                           $ (4,247,496)
                                      ============= =============                           =============

                        Whole Living, Inc.
       Notes to Pro Forma Consolidated Financial Statements
                          June 30, 2002

NOTE 1 - Summary of Transaction

     On July 8, 2002, the Company completed an Agreement and Plan of Reorganization between Whole Living, Inc. a public Nevada corporation (Whole Lving) (the Company) and Vestrio, Inc. a private Utah corporation (Vestrio). Pursuant to the plan, the Company issued 6,000,000 shares of common stock valued at approximately $2,910,000 for all of the outstanding shares of common stock Vestrio, thus making Vestrio a wholly owned subsidiary.

NOTE 2 - Management Assumptions

     The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2001.

     The pro forma consolidated balance sheet assumes the issuance of 6,000,000 shares of common stock valued at $2,910,000 and the recognition of goodwill.

     There are no proforma adjustments for the statement of operations.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, who is duly authorized.


                                   Whole Living, Inc.



Date: September 6, 2002        By: /S/ Ronald K. Williams
                                   -------------------------------
                                    Ronald K. Williams
                                    President and Director









                                19